UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 18, 2021

Vontier Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39483	84-2783455
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5438 Wade Park Boulevard, Suite 600, Raleigh, NC		27607
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (984) 275-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 18, 2021, Vontier Corporation (the “Company”), in its capacity as the parent guarantor, Gilbarco Inc., a wholly-owned subsidiary of the Company (“Gilbarco”), Bubbles Blocker Merger Sub, LLC and Bubbles Equity Merger Sub, LLC, wholly-owned subsidiaries of Gilbarco, entered into an Agreement and Plan of Merger with New Mountain Partners V Special (AIV-B), LLC (“Blocker”), Fast Pass Topco LLC (“Fast Pass”), and New Mountain Capital, L.L.C., as representative for the equityholders of Blocker and Fast Pass, to acquire DRB Systems, LLC, a leading provider of point of sale, workflow software, and control solutions to the car wash industry (the “Proposed Transaction”). In connection with the Proposed Transaction, the Company issued a press release on July 19, 2021 that discussed, among other matters related to the Proposed Transaction, certain estimated financial performance information of the Company for the second fiscal quarter of 2021 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information set forth in this Item 2.02 of this Current Report and the Press Release attached hereto as Exhibit 99.1 are being furnished by the Company and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed herewith:

99.1	Press release, dated July 19, 2021, issued by Vontier Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vontier Corporation

July 20, 2021	By:	/s/ Courtney Kamlet
		Name:	Courtney Kamlet
		Title:	Vice President - Associate General Counsel and Corporate Secretary